Derivative financial instrument liabilities	3 Months Ended
Nov. 30, 2023
Derivative Financial Instrument Liabilities
Derivative financial instrument liabilities

9.	Derivative financial instrument liabilities

	November 30, 2023	August 31, 2023
Derivative warrant liabilities	$3,345	$3,544
Total derivative financial instrument liabilities	$3,345	$3,544

a)	Derivative warrant liabilities

Amount
As at August 31, 2023	$3,544
Change in fair value	(199)
As at November 30, 2023	$3,345

Derivative warrant liabilities of $3.3 million will only be settled by issuing equity of the Company. For the three months ended November 30, 2023, fair value changes amounted to a gain of $0.2 million (2022 – gain of $3.4 million).

Fair values of derivative warrant liabilities were calculated using the Black-Scholes Option Pricing Model with the following assumptions:

	November 30, 2023	August 31, 2023
Share price	$0.40	$0.39
Risk-free interest rate	4.42% - 4.63%	4.43% - 4.66%
Dividend yield	0%	0%
Expected volatility	51%	52%
Remaining term (in years)	2.2 – 3.2	2.5 – 3.4

The fair value is classified as level 3 as expected volatilities is determined using adjusted historical volatilities and were therefore not an observable input.

Sensitivity analysis

If expected volatility, the significant unobservable input, had been higher or lower by 10% and all other variables were held constant, net loss and net assets for the three months ended November 30, 2023 would increase or decrease by:

	November 30, 2023
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(814)	$786